                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) November 18, 2002

                       Caribbean Clubs International, Inc.

               (Exact name of Registrant as specified in charter)

            Utah                   333-40954                87-0648148

(State or other jurisdiction    (Commission              (I.R.S. Employer

     of incorporation)           File Number)             Identification No.)

 405 Park Avenue, 10th Floor, New York, New York              10022

   (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: 212-551-1704.

                          Kinship Systems, Inc.

                         1245 E. Brickyard Rd.

                        Brickyard Tower, #590

                      Salt Lake City, Utah   84106

         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) Effective November 18, 2002, Kinship Systems, Inc, a Utah corporation (“Kinship”), entered into a share exchange agreement with Caribbean Clubs International, Inc., a Delaware corporation (“CCI-Delaware”). Pursuant to the agreement, all of the shareholders of CCI-Delaware exchanged their shares for common stock of Kinship on a 1 for 11.8139 ratio (rounded to whole shares). As part of that transaction, the then officers and directors of Kinship resigned and were replaced by the officers and directors described herein, and Kinship Systems, Inc. changed its name to Caribbean Clubs International, Inc. (“Company”). Thereafter, CCI-Delaware made application with the State of Delaware to changed its name to CCI Resort Development Corporation, and is a wholly owned subsidiary of the Company. CCI-Delaware was incorporated in the state of Delaware on January 11, 2001.

The share exchange agreement was adopted by the unanimous consent of the Board of Directors of both Kinship and CCI-Delaware. The transaction also was approved by the majority of shareholders of Kinship.

Immediately prior to the share exchange, Kinship had 1,372,750 shares of common stock issued and outstanding. In connection with the share exchange, Kinship issued 9,226,656 shares of its common stock to the shareholders of CCI-Delaware. Upon effectiveness of the share exchange, Kinship had 10,719,406 shares of common stock outstanding.

Prior to the merger, CCI-Delaware had 781,000 shares of common stock issued and outstanding, which were exchanged for 9,226,656 shares of common stock of Kinship.

In connection with the share exchange transaction above, the Company paid the sum of $30,000 and issued 170,000 shares of its common stock to a third party finder. In addition, the Company agreed to re-purchase 20,000 of the originally issued stock at a price per share of $2.50 if the Company does not include, on or before March 1, 2003, the 20,000 shares in a registration statement filed with the Securities and Exchange Commission. In addition, the finder was granted “piggyback” registration rights with respect to a portion of its remaining shares.

The officers and directors of Kinship resigned effective as of the date of the share exchange. Fred W. Jackson, Jr., the chairman of CCI-Delaware, was appointed president and chairman of Kinship, and Mr. Jackson, Mark C. Casolo, and James E. Bishop were appointed directors of the Company (see “Management” below). As of the effective date, the name of Kinship was changed to Caribbean Clubs International, Inc., a Utah corporation. On November 21, 2002, CCI-Delaware made application with the State of Delaware to change its name to CCI Resort Development Corporation. The by-laws and certificate of incorporation, as amended, of Kinship will continue without change as the by-laws and certificate of incorporation, as amended, of the Company.

A copy of Share Exchange Agreement is included herein as exhibit to this Form 8-

K and such exhibit modifies the foregoing description.

(b) The following table identifies, as of the effective date of the share exchange, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. The following information is based upon 10,719,406 shares of common stock of the Company which are issued and outstanding as of effective date of the share exchange. Except as otherwise noted, the address for each person below is 405 Park Avenue, 10th Floor, New York, New York 10022, the address of the Company.

Percentage of

       Common Stock

Common Stock

       Beneficially

Beneficially

Name

       Owned(1)

Owned

Fred W. Jackson, Jr.(2)

       3,544,170

33.1%

Mark C. Casolo(2)(3)

       1,646,580

13.3%

James E. Bishop(2)

     0

  0%

McGinn, Smith & Co., Inc.(4)   1,646,580

13.3%

(officers and directors

 5,190,750

46.4%

as a group – 3 persons)

__________________________________________________________________________

(1). “Beneficial owned" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2). The amount excludes any stock options that may be granted to each such person in connection with a stock option plan to be established by the Company.

(3). The address of Mr. Casolo is 99 Pine Street, Albany New York 12007. Mr. Casolo is Senior Vice-President-Corporate Finance of McGinn, Smith & Co., Inc. The amount of common stock represents stock purchase warrants held by McGinn Smith to acquire 1,646,580 shares of common stock of the Company.

(4). The address of McGinn, Smith & Co., Inc. is 99 Pine Street, Albany New York 12007. The amount represents stock purchase warrants held by McGinn Smith to acquire 1,646,750 shares of common stock of the Company.

The Company’s offices are located at 405 Park Avenue, 10th Floor, New York, New York, 10022 and its telephone number is 212-551-1704.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the share exchange agreement was negotiated in an arms length transaction between the parties. In evaluating CCI-Delaware as a candidate for the merger, Kinship considered CCI-Delaware’s plan of operations. Both parties determined the considerations reasonable.

(b). The plan of operations of CCI-Delaware provides for the purchase of resort properties in the Caribbean and the development of a membership sales program

(see "Business" below).

BUSINESS

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Background

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Caribbean Clubs International, Inc. (“CCI-Delaware”) was incorporated in the State of Delaware on January 11, 2001. Effective November 18, 2002 as described herein, Kinship Systems, Inc., acquired all of the issued and outstanding capital stock of CCI-Delaware. Except as otherwise provided herein, any reference herein to the Company shall mean its wholly owned subsidiary, CCI-Delaware.

The Company’s plan of operation is to acquire a network of member only resorts located in the Caribbean. During November 2002, CCI-Delaware completed a private placement of its common stock pursuant to which it sold 411,000 shares of its common stock and received $1,282,320 in gross offering proceeds. The proceeds enabled CCI-Delaware to commence operations which has included: resort review and “due diligence,” the hiring of key personnel, completion of strategic planning, and the steps necessary to commence the acquisition of its initial properties. The Company will be required to raise additional capital not to exceed $5,500,000 to acquire two resorts currently targeted by management. The Company also will be required to negotiate acceptable owner financing terms with the current property owners. As of this date, the Company has not initiated any funding efforts, nor has it negotiated the terms of any owner financing with respect to the targeted properties.

The Product

-----------

The Company has developed a unique approach to resort ownership utilizing membership sales to build a repeat customer base that simultaneously, and effectively improves the balance sheet of the company following a property acquisition. Revenues resulting from membership sales are recognized as income which can be utilized to fund operations and reduce debt associated with the resort purchase.  Management believes that, the stability and predictability of the revenue stream generated from membership sales coupled with the unique ability to align a customer to the company, creates an inherent brand value that will allow operating predictability not currently available in the hospitality industry.

Upon the acquisition of a target property, management will embark upon a sales initiative designed to sell exclusive memberships to its resort properties.  Each property will be located on a tropical Caribbean island and will feature upscale amenities typically expected by it’s more affluent clientele, while also maintaining a local flavor and uniqueness particular to it’s island setting.

The Company has structured this unique concept designed to accelerate revenue growth, reduce operating risk, and build brand loyalty by:

*

Acquiring existing, operating boutique style hotels and resorts that have historical operating histories, are immediately accretive to cash flow, and have a clientele that represents the initial focus to the membership sales campaign that encompasses each property.

*

Develop membership sales revenues will be used to reduce property debt and allow for strong operating and financial flexibility.

*

Develop brand loyalty through the exclusive association of the membership concept, simultaneously tying vacation planning to the company resorts.  Entitlements to encourage use such as annual credits which can be utilized towards room charges, food and beverage costs, etc. which are forfeited if not used in the year awarded also improve loyalty and resort use.

Membership sales will focus on the upscale club image of the resorts, and will provide an alternative to “time shares” or typical vacation planning for an affluent clientele.  Memberships will initially be priced at $9,950.00 as a one-time charge, and will entitle the member to a twenty-year membership with no annual charges.  Members will be guaranteed a minimum of ten nights per year of use at any Company resorts at its standard room rates.  Each member will receive valuable incentives on an annual basis at the beginning of each stay to encourage use and further build “good will” between the Company and their customer.

The Company has identified and entered into discussions with two resorts located in the Caribbean. Targeted properties will be existing properties with operating histories and existing clientele. The Company is presently conducting limited due diligence on these properties and entered in to a preliminary negotiating phase.  As of this date, a formal agreement has not been entered into by the parties. One of the properties is subject to an existing lease arrangement with the tour agency, which the Company will be subject to if acquired.  If the Company is successful in acquiring the properties, the properties will be managed as higher end resorts, and historical clientele of the resorts contacted as the initial focus of membership sales.

The Market

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The Company expects to acquire operating properties that have historical cash flow, and to avoid development opportunities that cannot provide an immediate accretion to cash flow.  The typical property will recognize almost eighty percent of its cash flow in the “high season” which begins in November and extends to the beginning of May.  The Caribbean has long been a vacation destination providing easy accessibility and tropical climates.  The typical traveler is from the United States and Europe, and will utilize the tropical weather as an alternative to the winter climates prevailing in their home areas.  Travelers to the Caribbean number in the millions of tourist visits per year with the average stay approximating seven days.

The Company has designed the membership concept around two inherent qualities: the desire to “belong” and the “exclusive” association with being a member of a high end resort.  Membership sales are inherently different than the “time sharing” concept on a shareholder and operating company basis, yet provide many similar benefits to the consumer.  The primary difference from an operational and ownership standpoint is that time sharing is focused on the purchaser acquiring an equity stake in the property, while membership sales maintains the equity at the company level and in the hands of the shareholders.  Property use entitlements are similar where each provides minimum property use guarantees.

The Company expects to utilize income generated from membership sales to reduce existing debt associated with each property.  Income from membership sales will compliment income generated by property operations.  If successful with its membership sales program, the Company believes that the resulting cash flow will finance a rapid amortization of the Company’s debt.

PROPERTY

The Company maintains its office premises at 405 Park Avenue, 10th Floor, New York, New York 10022. The premises consist of approximately 1,200 square feet and is subject to a five year lease terminating December 1, 2007, at a monthly rental of $5,300.

MANAGEMENT

The table and information below relates to the Company’s current officers and directors:

Name

Age

Position

Fred W. Jackson, Jr.

54

Chairman and Chief

Executive Officer

James E. Bishop

51

Director

Mark C. Casolo

49

Director

__________________________________________________________________________________

Fred W. Jackson, Jr. Mr. Jackson has been  Chairman and CEO of the CCI-Delaware since its inception, and has been Chairman and CEO of the Company since November 18, 2002. From 1997 to the commencement of activities of the Company, Mr. Jackson was a consultant providing financial services to private and public companies.  Mr. Jackson is an experienced corporate executive with a long and successful career in the financial and public market. He has served as CFO and CEO of both private and publicly traded companies. In addition to a wide range of professional experience and contacts Jackson has extensive management, marketing and sales experience having achieved national recognition at both IBM and ITEL for his marketing ability and performance.

James E. Bishop. Mr. Bishop has been a director of the Company since November 18, 2002. He is the principal of WhiteStar Holdings, LLC and WhiteStar Properties LLC, a real estate brokerage firm specializing in the sale and development of real estate properties which he founded in 2000.  He also is the co-founder of Strategic Hospitality Advisors, LLC, an investment manager focus on hospitality investments of pension funds and institutions.  Most recently, he was a consultant responsible for the project development, completion and operation of a 1,000 room resort and spa.  From October 1995 through April 2000, he served in various capacities, including as president and chief operating officer, of Janus Hotels and Resorts, Inc., a company publicly traded on NASDAQ Small Cap Market.  During his tenure at Janus, the company experienced significant increases in corporate revenues and shareholders’ equity.

Mark C. Casolo. Mr. Casolo is the Senior Vice President of McGinn, Smith & Co., Inc., a NASD registered broker dealer. Mr. Casolo has been employed by McGinn Smith since 1991, acting initially as Vice President, and since 1996 as Senior Vice President.  Mr. Casolo is head of McGinn Smith investment banking and corporate finance activities. He also serves as Chief Operating Officer of Online Capital, Inc. a NASD registered broker dealer, and an entity majority owned by McGinn Smith.

EXECUTIVE COMPENSATION

The Company does not have written employment agreements with its existing officer, Mr. Fred W. Jackson, Jr. The parties, however, have agreed to certain terms regarding the employment arrangement through fiscal 2003. Mr. Jackson will receive an annual salary (prorated for year 2002) equal to $125,000. Compensation beyond 2003 will be consistent with other compensation packages in the industry. The parties expect to enter into a definitive employment agreement during the first quarter of 2003.

CCI-Delaware has agreed to pay its president an annual salary of $125,000. In addition, the officer is entitled to receive 100,000 shares of common stock on an annual, earn out basis, not to exceed 300,000 shares in the aggregate. The parties are negotiating the terms of a definitive employment agreement, however, as of this date, the agreement has not been formalized.

The Company's outside directors are compensated at the rate of $1,000 per meeting and are reimbursed for expenses incurred by them in connection with the Company's business. In addition, the Company from time to time expects to establish one or more stock option plans for its employees, officers, directors, and consultants.

MARKET FOR THE COMPANY’S SECURITIES

Prior to the share exchange agreement, the Company’s  common stock has traded on the NASDAQ OTC Bulletin Board since the third quarter of 2001 under the symbol "KSYS". Following the share exchange agreement, on November 26, 2002, the Company’ symbol changed to “CCLB”.

The table below sets forth the high and low bid prices of  the  Common   stock  of  the Company as reported by NASDAQ.  The quotations  reflect inter-dealer prices, without retail mark-up, mark-down, or commissions  and  may  not  necessarily represent actual transactions.  There is an absence  of an  established trading  market  for  the Company's common stock,  as the market is  limited, sporadic and highly  volatile.  The absence of an active market may  have an effect upon the high  and low  priced as reported.

2001                                  Low Bid    High Bid

3rd Quarter                             1.25        1.75

4th Quarter                             0.50        2.25

2000                                  Low Bid    High Bid

1st Quarter                            $3.50       $4.80

2nd Quarter                             2.25        2.25

3rd Quarter                             7.00        7.00

As of the date of the share exchange, there were 75 shareholders of record of the Company's common  stock.  Although  there  are no restrictions on  the  Company's  ability  to  declare  or pay dividends, the Company has not  declared  or  paid  any  dividends  since its inception' and  does not  anticipate  paying  dividends  in the future.

PENNY STOCK REGULATION.

The Company's common stock may be deemed a "penny stock" under federal securities laws. The Securities and Exchange Commission has adopted regulations that define a "penny stock" generally to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These regulations impose additional sales practice requirements on any broker/dealer who sell such securities to other than established investors and accredited investors. For transactions covered by this rule, the broker/dealer must make certain suitability determinations and must receive the purchaser's written consent prior to purchase. Additionally, any transaction may require the delivery prior to sale of a disclosure schedule prescribed by the Commission. Disclosure also is required to be made of commissions payable to the broker/dealer and the registered representative, as well as current quotations for the securities.  Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account of the customers and information on the limited market in penny stocks. These requirements generally are considered restrictive to the purchase of such stocks, and may limit the market liquidity for such securities.

FORWARD LOOKING STATEMENTS.

Certain of the statements contained in this Form 8-K includes "forward looking statements" within the meaning of Section 21E of the Securities

Exchange Act of 1934, as amended ("Exchange Act"). All statements other than statements of historical facts included in this Form 8-K regarding the Company's financial position, business strategy, and plans and objectives of management for future operations and capital expenditures,

and other matters, are forward looking statements. These forward looking statements are based upon management's expectations of future events.

Although the Company believes the expectations reflected in such forward looking statements are reasonable, there can be no assurances that such expectations will prove to be correct. Additional statements concerning important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") are disclosed in the Risk Factor section above and elsewhere in this Form 8-K. All written and oral forward looking statements attributable to the Company or persons acting on behalf of the Company subsequent to the date of this Form 8-K are expressly qualified in their entirety by the

Cautionary Statements.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENTS.

  Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  No financial statements are filed herewith. The registrant will file financial statements by amendment hereto not later than 60 days from the date that this Form 8-K is required to filed.

EXHIBITS.

3 1 (ii) Articles of Share Exchange and Name Change dated November 14, 2002.

10.2 Stock Exchange Agreement dated November 1, 2002 by and between Kinship Systems, Inc., and Caribbean Clubs International, Inc. and certain shareholders of Kinship Systems, Inc, and all of the shareholders of Caribbean Clubs International, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR

  Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

  Not Applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CARIBBEAN CLUBS INTERNATIONAL, INC.

Date: December 4, 2002

                                        /s/ Fred W. Jackson, Jr.

                                        Fred W. Jackson, Jr.

                                        President

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